EXHIBIT 10.18
HERITAGE-CRYSTAL CLEAN, L.L.C.
KEY EMPLOYEE MEMBERSHIP INTEREST TRUST AGREEMENT

TRUST AGREEMENT
     Introductory Clause. This Trust Agreement, which shall be known as the HERITAGE-CRYSTAL CLEAN KEY EMPLOYEE MEMBERSHIP INTEREST TRUST, UNDER TRUST AGREEMENT dated February 1, 2002 (“Trust Agreement”), is between HERITAGE-CRYSTAL CLEAN, L.L.C., an Indiana limited liability company, hereinafter referred to as the “Grantor”, and JOSEPH CHALHOUB, hereinafter referred to as the “Trustee”.
ARTICLE I
     Description of Property Transferred. The Grantor has assigned, transferred and delivered, and by this Trust Agreement does hereby assign, transfer and deliver unto the Trustee three hundred (300) Common Units in the Grantor (“Units”). The Units and any income or proceeds therefrom (hereinafter collectively referred to as the “Trust Estate”), shall be held, administered and distributed by the Trustee as hereinafter set forth.
ARTICLE II
     Administration of Trust Estate. The Trustee shall hold and manage the Trust Estate without bond as follows:
     (1) The Trustee may, from time to time, grant certain key employees of Grantor and affiliated entities of Grantor (‘key Grantor employees”) a beneficial interest in a portion of the Units as designated on Schedule A attached hereto and made a part hereof. Trustee will deliver a copy of each grant hereunder to Grantor and The Heritage Group, an Indiana general partnership (“THG”).
     (2) The Trustee and the Units shall be subject to the Operating Agreement of Grantor as amended (collectively, “Operating Agreement”) and said key Grantor employees’ sole interest in the Units will be in accordance with Unit Redemption Agreements attached hereto as exhibits and made a part hereof (collectively, “Unit Redemption Agreements”).
     (3) The Trustee shall distribute to each such key Grantor employee with a beneficial interest in a portion of the Units, said key Grantor employees’ percentage of any income distributions or distributions for tax liabilities received by the Trustee pursuant to Article 7 of the Operating Agreement based on the total Unit Beneficial Interests designated on Schedule A, notwithstanding the vesting status of any key Grantor employee under his or her Unit Redemption Agreement.
     (4) The Trustee shall have no rights under the Operating Agreement with regard to Units not issued to said key Grantor employees.
     (5) Upon termination of this Trust Agreement, all Units not granted to said key Grantor employees will be surrendered to the Grantor without receipt of any payment or other consideration and any advancements by the Grantor related to said Units not granted shall be forgiven.

ARTICLE III
     Amendment or Revocation of the Trust Agreement. Except for any existing grants of beneficial interests as described in Article II hereof and subject to the Unit Redemption Agreements, Grantor can amend or revoke this Trust Agreement at any time with notice to THG.
ARTICLE IV
     Termination of Trust. This Trust Agreement will terminate upon the following:
     (1) Termination of the Operating Agreement, or
     (2) Distribution of the entire Trust Estate;
and may terminate, on the sole discretion of the Grantor, on the date when any Registration Statement on Form S-1, S-2 or S-3 or successor forms (“Registration Statement”) covering the Units (or the common equity interests in any business organization into which the Units are converted upon a transfer of the Company’s business assets or reorganization) is declared effective by the United State Securities and Exchange Commission (“SEC Effective Date”), it being the intent of the parties, but subject to the sole discretion of Grantor to terminate this Trust Agreement if and when the Company completes an “initial public offering”.
ARTICLE V
     Trustee Succession, Trustee’s Fees and Other Matters. The provisions for Trustee succession and Trustee’s fees and other matters are set forth below:
     (1) Trustee Succession. In the event of Trustee’s death, termination of employment for any reason with Grantor, resignation or Trustee for any reason should cease to act in such capacity as Trustee, then the successor Trustee who shall also serve without bond shall be the next person willing to serve from the list below in the order named:
a.	Fred Fehsenfeld, Jr.;

b.	an individual or entity appointed by Grantor or if not so appointed by Grantor within thirty (30) days of said above-referenced event, by THG.
Upon the appointment of and acceptance by the successor Trustee, the original Trustee shall pay over, deliver, assign, transfer or convey to such successor Trustee the Trust Estate and make a full and proper accounting to the Grantor, whereupon its resignation shall become effective. The substitute or successor Trustee upon acceptance of this Trust and the Trust Estate shall succeed to and have all the rights, powers and duties, authority and responsibility conferred upon the Trustee originally named herein.

     (2) Fees and Expenses. For its services as Trustee, each Trustee shall not receive compensation for the services rendered but shall receive reimbursement for reasonable expenses from the Grantor or at Grantor’s election from said key Grantor employees.
     (3) Definition of Trustee. Whenever the word “Trustee” or any modifying or substituted pronoun therefor is used in this Trust, such words and respective pronouns shall include both the singular and the plural, the masculine, feminine and neuter gender thereof, and shall apply equally to the Trustee named herein and to any successor or substitute Trustee acting hereunder.
ARTICLE VI
     Powers for Trustee. The Trustee is authorized in its fiduciary discretion (which shall be subject to the standard of reasonableness and good faith to all beneficiaries) with respect to any property at any time held under any provision of this Trust Agreement and without authorization by any court and in addition to any other rights, powers, authority and privileges granted by any other provision of this Trust Agreement or by statute or general rules of law:
     (1) To retain in the form received any property or undivided interests in property, or otherwise acquired as a part of the Trust Estate.
     (2) To comply with all terms and exercise all applicable rights under the Operating Agreement, including without limitation all voting rights and Unit Redemption Agreements, without being limited by any statute or rule of law concerning fiduciaries.
     (3) To act on behalf of said key Grantor employees as to their beneficial interests in the Units.
     (4) To collect, receive, and receipt for all distributions, profits, and income of the Trust Estate.
     (5) To compromise, adjust, arbitrate, sue on or defend, abandon, or otherwise deal with and settle claims in favor of or against the Trust Estate as the Trustee shall deem best.
     (6) To employ and compensate agents, and other professional assistants and advisors deemed by the Trustee needful for the proper administration of the Trust Estate, and to do so without liability for any neglect, omission, misconduct, or default of any such agent or professional representative, provided such person was selected and retained with reasonable care.
     (7) To hold and retain the principal of the Trust Estate undivided until actual division shall become necessary in order to make distributions; to hold, manage, invest, and account for the several shares or parts thereof by appropriate entries on the Trustee’s books of account; and to allocate to each share or part of share its proportionate part of all receipts and expenses; provided, however, the carrying of several trusts as one shall not defer the vesting in title or in possession of any share or part of share thereof.

     (8) To make payment in cash or in kind, or partly in cash and partly in kind upon any division or distribution of the Trust Estate (including the satisfaction of any pecuniary distribution).
     (9) To execute all necessary receipts and releases to said key Grantor employees, beneficiaries, personal representatives and other parties.
     (10) To take all other actions as permitted by any applicable law.
ARTICLE VII
     State Law to Govern. This Trust Agreement and the Trust created hereby shall be construed, regulated and governed by and in accordance with the laws of the State of Indiana, without regard to its choice of law provisions.
ARTICLE VIII
     Spendthrift Provision. Except as otherwise provided herein, all payments of principal and income payable, or to become payable, to a key Grantor employee or other beneficiary hereunder shall not be subject to anticipation, assignment, pledge, sale or transfer in any manner, nor shall any key Grantor employee or other beneficiary have the power to anticipate or encumber such interest, nor shall such interest, while in the possession of the fiduciary hereunder, be liable for, or subject to, the debts, contracts, obligations, liabilities or torts of said key Grantor employee or other beneficiary.
     Testimonium Clause. IN WITNESS WHEREOF, the Grantor and the Trustee have executed this Trust Agreement on this 1st day of February, 2002.

GRANTOR HERITAGE-CRYSTAL CLEAN, L.L.C.

By:	/s/ Joseph Chalhoub
JOSEPH CHALHOUB, President

/s/ Joseph Chalhoub

JOSEPH CHALHOUB, Trustee

STATE OF ILLINOIS
ACKNOWLEDGMENTS
COUNTY OF KANE
     I, a Notary Public, within and for the State and County aforesaid do hereby certify that JOSEPH CHALHOUB, personally known to me to be the same person whose name is subscribed to the foregoing Trust Agreement, appeared before me this day in person and acknowledged that such person signed that Trust Agreement in such capacities and as such person’s free and voluntary act, for the uses and purposes therein set forth.
     WITNESS my signature this 1st day of February, 2002.

/s/ JoAnne L. Rudinski
Signature of Notary Public

SCHEDULE “A”

Beneficial Unit Holders	Unit Beneficial Interest
Glenn Jones Ed Guglielmi Jeff Roche Marc Kroll Greg Bogner Steve Johnson Ray Hanna JoAnne Rudsinski Dan Handschu	10 Units 10 Units 10 Units 10 Units 10 Units 10 Units 5 Units 5 Units 5 Units
[Amendments 1 through 6 have been omitted as duplicative.]

SEVENTH AMENDMENT TO HERITAGE-CRYSTAL CLEAN KEY EMPLOYEE
MEMBERSHIP INTEREST TRUST, UNDER TRUST AGREEMENT DATED
FEBRUARY 1, 2002, AS AMENDED
     This Seventh Amendment (“Amendment”) executed on the date indicated hereinbelow but effective February 22, 2007, to the Heritage-Crystal Clean Key Employee Membership Interest Trust, under Trust Agreement dated February 1, 2002, as amended (“Agreement”) by and between Heritage-Crystal Clean, L.L.C., an Indiana limited liability company (“Grantor”) and Joseph Chalhoub (“Trustee”).
WITNESSETH:
     WHEREAS, pursuant to Article III of the Agreement, Grantor can amend the Agreement at any time with notice to The Heritage Group, an Indiana general partnership (“THG”).
     NOW, THEREFORE, Grantor hereby amends the Agreement as follows:
     1. Article I of the Agreement is hereby amended to increase the number of Common Units referenced therein to four hundred fifty (450).
     2. Section (2) of Article II of the Agreement is hereby amended in its entirety to read as follows:
“(2) The Trustee and the Units shall be subject to the Restated Operating Agreement of Grantor dated October 26, 2004, as amended (collectively, “Operating Agreement”) and said Grantor’s key employees’ sole interest in the Units will be governed by the form of Unit Redemption Agreement-General, attached hereto as Exhibit 1 and made a part hereof, or Unit Redemption Agreement-Oil Division, attached hereto as Exhibit 2 and made a part hereof (collectively, “Unit Redemption Agreements”).”
     3. Schedule A to the Agreement is hereby amended in its entirety in accordance with Amended Schedule A attached hereto and made a part hereof, and Grantor will deliver a copy thereof to THG.
     4. In all other respects not inconsistent herewith, the Agreement remains in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the Agreement the year and date first above written.
     Date: February 22, 2007
GRANTOR
HERITAGE-CRYSTAL CLEAN, L.L.C.

By:	/s/ Joseph Chalhoub	/s/ Joseph Chalhoub

	Joseph Chalhoub, President	Joseph Chalhoub, Trustee

STATE OF ILLINOIS	)
	)	SS
COUNTY OF KANE	)
ACKNOWLEDGEMENTS
     I, a Notary Public, within and for the State and County aforesaid, do hereby certify that JOSEPH CHALHOUB, personally known to me to be the same person whose name is subscribed to the foregoing Seventh Amendment to Heritage-Crystal Clean Key Employee Membership Interest Trust, Under Trust Agreement Dated February 1, 2002, as amended, appeared before me this day in person and acknowledged that such person signed that Amendment to Trust Agreement in such capacities and as such person’s free and voluntary act, for the uses and purposes therein set forth.
     WITNESS my signature this 22nd day of February, 2007

Maureen L. Grisolia
Notary Public Signature

EXHIBIT 1
UNIT REDEMPTION AGREEMENT-GENERAL
[Joseph Chalhoub, as Trustee of the Heritage-Crystal Clean
Key Employee Membership Interest Trust Agreement
dated February 1, 2002, as amended (“Trust”)]
(                                        , beneficial interest holder)
     This UNIT REDEMPTION AGREEMENT (“Agreement”), made this ___ day of                     , 200___ (“Effective Date”), by and among Joseph Chalhoub, as Trustee (“Member”) of the Heritage-Crystal Clean Key Employee Membership Interest Trust Agreement dated February 1, 2002, as amended (“Trust”), c/o Heritage-Crystal Clean, L.L.C., 2175 Point Boulevard, Suite 375, Elgin, Illinois 60123,                     ,                     , as beneficial interest holder under the Trust (“BIH”), and Heritage-Crystal Clean, LLC, an Indiana limited liability company (“Company”);
WITNESSETH THAT:
     WHEREAS, all members of the Company are parties to the Company’s Restated Operating Agreement dated October 26, 2004, as amended (collectively, “Operating Agreement”); and
     WHEREAS, Member owns certain Common Units in the Company (“Units”) for which the Company has received Ten Dollars ($10.00) per Unit; and
     WHEREAS, BIH has entered into an Employment Agreement with the Company dated                     , 200___(“Employment Agreement”); and
     WHEREAS, pursuant to Section 7 of the Company’s Preorganization Agreement dated August 10, 1999, as amended, Member is entitled to identify certain key personnel of the Company to receive the Units subject to the terms of said Section 7; and
     WHEREAS, the parties hereto have agreed that Member shall own                      (___) Common Units for the benefit of BIH (“Employee Units”); and
     WHEREAS, Member, BIH and the Company desire to enter into certain agreements relative to the repurchase of the Employee Units upon the termination of BIH’s employment with the Company for any reason.
     NOW, THEREFORE, in consideration of the mutual promises set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by both parties, the parties hereby agree as follows:

SECTION 1
Vesting and Other Restrictions of Units
     As of the date hereof, BIH will be twenty percent (20%) vested in its beneficial interest in the Units, said vesting to increase by twenty percent (20%) as of January 1 of each calendar year commencing with the calendar year immediately after the completion of one full calendar year after the date hereof during a continuous period of time prior to a “Triggering Event” hereunder as hereinafter defined. The unvested portion of the beneficial interest in the Units will be forfeited as of the Triggering Event, provided that in the event of an initial public offering by the Company, BIH’s interest in the Units may become fully vested, at the sole discretion of the Company.
SECTION 2
Redemption of Units
     2.1 Redemption; Redemption Price; and Closing. Upon the occurrence of a “Triggering Event” as defined in Section 2.2 below, Member agrees to sell, transfer and convey to the Company, and the Company agrees to purchase and redeem from Member at closing (“Closing”) as provided for in Section 3 below, the fully vested Employee Units for a purchase price (“Redemption Price”) equal to the product of (i) the Unit Price determined in the manner provided in Exhibit A attached as applicable to the first Triggering Event to occur times (ii) the number of fully vested Employee Units owned by Member, and upon receipt thereof, Member agrees to pay the Redemption Price to BIH.
     2.2 Triggering Events. The following occurrences are “Triggering Events” for purposes of this Agreement having differing consequences on the Redemption Price depending upon when occurring, all as provided in Exhibit A:
     (a) Death. The death of BIH;
     (b) Disability. The disability of BIH as hereinafter defined;
     (c) Termination With Class I or Class II Cause/Resignation Without Good Reason. The termination of BIH’s employment with the Company with Class I or Class II cause or the resignation of BIH from employment with the Company without good reason, as hereinafter defined; and
     (d) Termination Without Class I or Class II Cause/Resignation with Good Reason. The termination of BIH’s employment with the Company without Class I or Class II cause or the resignation of BIH from employment with the Company with good reason, as hereinafter defined.
     Solely for purposes of Exhibit A hereto, and in no way negating or amending Company’s rights to terminate BIH or any other rights Company may have under the Employment Agreement, the following definitions shall apply:

     “Disability” shall mean the following: if a licensed physician reasonably selected by the Company certifies in writing that BIH is physically or mentally incapable of performing his or her duties of employment with the Company and such condition continues for a continuous six (6) month period.
     “Termination by Company with Class I Cause” shall mean termination for the continued willful or grossly negligent failure by BIH to substantially perform the duties of employment under the Employment Agreement (other than failure resulting from BIH’s incapacity due to physical or mental illness). Notwithstanding the foregoing, BIH shall not be deemed to have been terminated with Class I cause without (1) delivery to BIH of thirty (30) days’ advance written notice of termination for cause setting forth with particularity the reasons for the Company’s intention to terminate for cause, and (2) the opportunity for BIH to cure said asserted cause within thirty (30) days of receipt of notice of termination.
     “Termination by Company with Class II Cause” shall mean termination for the following: (i) the breach by BIH of the provisions of the Employment Agreement; (ii) the commission by BIH of any act of fraud, embezzlement or dishonesty with the Company’s assets; (iii) the failure of BIH to adhere to the Company’s published policy regarding drug and substance abuse; or (iv) the conviction of BIH of a felony offense involving moral turpitude, controlled substances, securities laws violation, antitrust laws, tax or financial reporting or physical violence.
“Class I and Class II Cause” shall not mean (1) bad judgment or negligence other than habitual neglect of duty; (2) any act or omission believed by BIH in good faith to have been in, or not opposed to, the interest of the Company (without intent to personally gain, directly or indirectly, a profit or advantage to which BIH was not legally entitled); (3) any act or omission with respect to which a determination could properly have been made by the Company that BIH met the applicable standard of conduct for indemnification or reimbursement under the Company’s Operating Agreement or applicable law in effect at the time of the act or omission; or (4) any act or omission with respect to which notice of termination of employment of BIH is given more than twelve (12) months after the earliest date a Director of the Company; not a party to the act or omission, knew of the act or omission.
     “Voluntary Resignation by BIH for Good Reason” shall mean resignation for the following: (i) the failure by the Company to cure a breach of the Employment Agreement, provided BIH shall not be deemed to have voluntarily resigned with good reason without (a) delivery to the Company of thirty (30) days’ advance written notice of termination with good reason setting forth with particularity the reasons for BIH’s intention to terminate with good reason, and (b) the opportunity for the Company to cure any breach within thirty (30) days of receipt of notice of termination, or (ii) where BIH determines in good faith that his or her status or responsibilities with the Company has or have diminished by action of the employee of Company to which he or she reports, and further provided that it shall not mean a resignation after or during which BIH has engaged in conduct described as a Class II cause hereinabove..

     2.3 Manner of Payment. The Redemption Price shall be payable at:
     (a) Death. The Redemption Price payable following the Death of BIH shall be payable in cash at the Closing by the Company to the Member who will then pay BIH.
     (b) Other Triggering Events. The Redemption Price payable at Closing shall be paid by Company to Member by delivery of a Single Payment Promissory Note in an amount equal to the Redemption Price in the form attached as Exhibit B (“Note”). The Note shall have a maturity date (“Maturity Date”) of the second anniversary of the Closing Date and shall bear interest from the Closing Date to the Maturity Date at a rate equal to one (1) percentage point less than the Prime Rate as published by The Wall Street Journal from time to time during that period and at a rate five percent (5%) more than the Prime Rate after the Maturity Date until paid in full. BIH shall receive payment from Member upon Member’s receipt of payment from Company pursuant to the Note.
SECTION 3
Representations and Warranties
     3.1 Member’s Representations and Warranties. As a material inducement to the Company and BIH to enter into this Agreement on the Effective Date, Member represents and warrants to the Company and BIH as follows:
     (a) Title to Employee Units. Except for restrictions in the Operating Agreement and BIH’s interest in the Employee Units under the Trust, Member has good and marketable title to the Employee Units, free and clear of any and all liens, security interests, restrictions, encumbrances, equities, options, claims, adverse claims, pledges and other limitations on the ownership or voting of, or ability to sell, transfer and convey, the Employee Units.
     (b) Member’s Authority and No Conflicts. Member has the capacity, right, power and authority to enter into, execute and deliver this Agreement, to consummate the transactions contemplated hereby and to comply with and fulfill the terms and conditions of this Agreement. This Agreement constitutes a valid and binding obligation of Member, enforceable against Member in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditor’s rights generally. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will violate, conflict with or result in a breach of any of the terms, conditions and provisions of, or constitute (with or without the giving of notice or lapse of time, or both) a default under any agreement, instrument, mortgage, judgment, order, decree or other restriction to which Member is a party or by which any of Member’s property is bound.
     (c) Advice and Counsel. Member acknowledges that it has obtained the advice of counsel, certified public accountants and/or other advisers in connection with this Agreement, and no representations or warranties, oral or otherwise, except as provided in this Agreement have been made to Member or to any such attorney, accountant or other adviser as to the financial condition or prospects of the Company or the value of the Employee Units on which Member has relied; rather, Member has relied entirely upon its own independent investigation.
     (d) Consents. To Member’s knowledge, no consent (not obtained), approval, order or authorization of, or registration, declaration or filing with, any federal, state or local governmental or regulatory agency or authority is required to be made or obtained by Member in order to execute this Agreement or to consummate the transaction contemplated hereby.
     3.2 BIH’s Representations and Warranties. As a material inducement to the Member and the Company to enter into this Agreement on the Effective Date, BIH represents and warrants to the Member and the Company as follows:
     (a) Employee Units. BIH’s sole interest in the Employee Units, beneficial or otherwise, is as a beneficiary under the Trust.
     (b) BIH’s Authority and No Conflicts. BIH has the capacity, right, power and authority to enter into, execute and deliver this Agreement, to consummate the transactions contemplated hereby and to comply with and fulfill the terms and conditions of this Agreement. This Agreement constitutes a valid and binding obligation of BIH, enforceable against BIH in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditor’s rights generally. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will violate, conflict with or result in a breach of any of the terms, conditions and provisions of, or constitute (with or without the giving of notice or lapse of time, or both) a default under any agreement, instrument, mortgage, judgment, order, decree or other restriction to which BIH is a party or by which any of BIH’s property is bound.
     (c) Advice and Counsel. BIH acknowledges that he/she has obtained the advice of counsel, certified public accountants and/or other advisers in connection with this Agreement, and no representations or warranties, oral or otherwise, except as provided in this Agreement have been made to BIH or to any such attorney, accountant or other adviser as to the financial condition or prospects of the Company or the value of the Employee Units on which BIH has relied; rather, BIH has relied entirely upon his/her own independent investigation.
     (d) Consents. To BIH’s knowledge, no consent (not obtained), approval, order or authorization of, or registration, declaration or filing with, any federal, state or local governmental or regulatory agency or authority is required to be made or obtained by BIH in order to execute this Agreement or to consummate the transaction contemplated hereby.
     3.3 Company’s Representations and Warranties. As a material inducement to

Member and BIH to enter into this Agreement, the Company represents and warrants to Member and BIH as follows:
     (a) Organization and Power. The Company is a limited liability company duly organized and validly existing under the laws of the State of Indiana, with all requisite company power and authority to enter into and perform its obligations under this Agreement.
     (b) Company’s Authority and No Conflicts. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action of the Company. This Agreement constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms. Neither the execution of this Agreement nor the consummation of the transactions contemplated hereby will violate, conflict with or result in a breach of any of the terms, conditions or provisions of or constitute with or without giving of notice or lapse of time, or both, a default under any agreement, instrument, mortgage, judgment, order, decree or other restriction to which the Company is a party or by which any of its property is bound.
     c) Consents. No consent (not obtained), approval, order or authorization of, or registration, declaration or filing with, any federal, state or local governmental or regulatory agency or authority is required to be made or obtained by the Company in order to execute this Agreement or to consummate the transaction contemplated hereby.
SECTION 4
Closing
     4.1 Closing. The closing shall occur within thirty (30) days following the occurrence of a Triggering Event and the determination of the Redemption Price.
     4.2 Deliveries by Member. At the Closing, Member and BIH shall deliver to the Company an assignment of the Employee Units duly endorsed and other documents or instruments sufficient to transfer all rights of Member and BIH in the Employee Units to the Company.
     4.3 Deliveries by the Company and Member. At the Closing, the Company shall deliver to Member the Redemption Price in cash or the Note representing the Redemption Price, as the case may be. The Member shall deliver to BIH the Redemption Price in cash as received from the Company.
SECTION 5
Termination
     5.1 Termination by Consent. Member, BIH and Company may agree to terminate this Agreement by their mutual written consent.
     5.2 Public Offering. At the sole discretion of the Company, this Agreement shall terminate on the date when any Registration Statement on Form S-1, S-2 or S-3 or successor forms (“Registration Statement”) covering Common Units of the Company (or the common equity interests in any business organization into which the Common Units are converted upon a transfer of the Company’s business assets or reorganization) is declared effective by the United State Securities and Exchange Commission (“SEC Effective Date”), it being the intent of the parties, but subject to the sole discretion of the Company, to eliminate any redemption requirements relative to the Employee Units if and when the Company completes an “initial public offering” of a common equity interest. Any redemption pending but not Closed on the SEC Effective Date may be canceled by the Company in the exercise of its sole discretion.
SECTION 6
Provisions of General Application
     6.1 Notices. All notices, requests, demands and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is given, or on the third (3rd) day after mailing to the party to whom notice is to be given by reputable courier service and properly addressed to the intended recipient at the address herein set forth or to such other address(es) as any party shall have specified by notice in writing to the other party.
     6.2 Further Assurances. The parties agree that, following the Closing, they will from time to time, upon request of any other party hereto and without further consideration, execute, acknowledge and deliver in proper form any further instruments and take such other action as such other party may reasonably require in order to effectively carry out the intents and purposes of this Agreement.
     6.3 Governing Law; Consent to Jurisdiction; Severability. This Agreement, and all transactions contemplated hereby, shall be governed, construed and enforced in all respects in accordance with the laws of the State of Indiana. The parties hereto agree that all disputes under or with respect to this Agreement or the transaction contemplated hereby shall be resolved by litigation in Marion County Circuit or Superior Court or the United States District Court for the Southern District of Indiana, and each of the parties irrevocably submits to the jurisdiction of such forums and irrevocably waives any objection the party may have based upon improper venue, forum non conveniens or similar doctrines or rules.
     6.4 Successors and Assignees. Whenever used, the words “Member”, “BIH” and “Company” shall be deemed to include the respective successors and assigns of such parties. All of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of each party and their respective heirs, personal representatives, successors and assigns; provided, however, that the benefits and obligations of any party hereto, except for the Company, may not be assigned without the other parties’ prior written consent.
     6.5 Expenses. Each of the parties shall pay its own expenses incurred in connection with the transactions provided for in this Agreement.

     6.6 Attorneys’ Fees. Should any action be brought to enforce the terms of this Agreement, the prevailing party in any such action shall be entitled to recover reasonable attorneys’ fees incurred in the action in addition to any remedies otherwise available.
     6.7 Modifications. This Agreement may not be changed, amended or modified orally. This Agreement may be changed, amended or modified only by a written instrument executed by the parties hereto.
     6.8 Non-Waiver. Neither the waiver of any breach nor the failure to enforce any term or condition of, this Agreement shall operate as a waiver or release of any such term or condition, nor constitute nor be deemed a waiver or release of any other rights, in law or at equity, or claims which any party may have against any other party for any matter arising out of, connected with or based upon this Agreement. No waiver shall be enforceable against any party hereto unless set forth in a written instrument or agreement signed by such party.
     6.9 Captions. The captions of this Agreement are for convenience only and shall not be deemed to affect the meaning or interpretation of any provision of this Agreement.
     6.10 Entire Agreement. This Agreement, together with the Operating Agreement for the Company (as amended), and the Employment Agreement (collectively, the “Other Agreements”) contains the entire understanding as to the subject matter hereof. There are no representations, promises, warranties, covenants or undertakings relating hereto other than those expressly set forth or provided for in the Closing documents and the Other Agreements. Except for the Other Agreements, this Agreement supersedes all prior agreements and understandings of the parties hereto with respect to the transactions contemplated hereby.
     6.11 Survival. The representations, warranties and covenants of the parties contained in this Agreement shall survive the Closing.
     6.12 Trustee Exculpatory Clause. Except for its obligations under the Company’s Operating Agreement, Member shall not incur any personal liability or be subjected to any claim, judgment or decree for anything it or its agents or attorneys may do or omit to do in or about the Employee Units or under the provisions of this Agreement or said Trust Agreement referenced herein, or any amendment thereof, any and all such liability being hereby expressly waived and released by the BIH.
     6.13 BIH Indemnity. BIH hereby agrees to defend, indemnify and hold harmless the Member, the Trust and the Company from any liability, claim or expense, including without limitation, attorneys’ and other consultants’ fees resulting from or in any way related to the valuation of a beneficial interest in the Units, the Units themselves or any equity interests referenced in Section 5.2 hereof, said indemnity to survive any termination of this Agreement.
     6.14 Unfunded Arrangement. BIH and any other person or persons having or claiming a right to payments hereunder or to any interest in this Agreement shall rely solely on the unsecured promise of the Company set forth herein, and nothing in this Agreement shall be construed to give

BIH or any other person or persons any right, title, interest or claim in or to any specific asset, fund, reserve, account or property of any kind whatsoever owned by the Company or in which it may have any right, title or interest now or in the future, but BIH shall have the right to enforce its claim against the Company in the same manner as any unsecured creditor.
     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above.

MEMBER

Joseph Chalhoub, as Trustee of the Heritage-Crystal Clean Key Employee Membership Interest Trust Agreement dated February 1, 2002, as amended (“Trust”)

BENEFICIAL INTEREST HOLDER

Name/Print:

Title:

COMPANY
HERITAGE-CRYSTAL CLEAN, LLC

By:

Joseph Chalhoub, President

EXHIBIT A TO UNIT REDEMPTION AGREEMENT-GENERAL
Employee Unit Redemption Price Upon Certain Triggering Events

Date of
Triggering Event	Occurrence	Redemption Price
Death	Any time	5 times EBITDA Formula Per Unit

Disability, Resignation for Good Reason/Termination by Company without Class I or Class II Cause	Any time	5 times EBITDA Formula Per Unit

Resignation other than for good reason (without Class II Cause) or Termination by Company with Class I Cause	Any time	3 times EBITDA Formula Per Unit

Resignation other than for good reason (with Class II Cause) or Termination by Company with Class II Cause	Any time	Up to 3 times EBITDA Formula Per Unit, subject to the sole discretion of the president of the Company
“EBITDA Formula” refers to the average annual earnings before interest, taxes, depreciation and amortization reflected on the income statement of the Company for the last 2 full fiscal years of the Company occurring before the Triggering Event multiplied by the indicated multiple minus (i) any debt on the Company’s balance sheet on the last day of the second year used to make the calculation, and (ii) any outstanding Cumulative Preferred Return and unrecovered Capital Contribution for Preferred Units on that same date.

EXHIBIT B TO UNIT REDEMPTION AGREEMENT-GENERAL
PROMISSORY NOTE
Maturity Date:      [2nd Anniversary of Closing]
Indianapolis, Indiana
$
     FOR VALUE RECEIVED, on or before the second (2nd) anniversary date of the Closing, as defined in a Unit Redemption Agreement between Joseph Chalhoub, as Trustee of the Heritage Key Employee Membership Interest Trust Agreement, and Heritage-Crystal Clean, LLC, dated February 1, 2002, as amended (the “Maturity Date”), Heritage-Crystal Clean, LLC, an Indiana limited liability company having its principal place of business at 5400 West 86th Street, Indianapolis, Indiana 46268 (the “Maker”), hereby promises to pay to the order of Joseph Chalhoub, as Trustee of the Heritage Key Employee Membership Interest Trust Agreement (“Holder”), or its assigns, at 2250 Point Boulevard, Suite 250, Elgin, Illinois 60123, or at such other place as the Holder hereof may designate in writing, in lawful money of the United States of America, the principal sum of                                          Dollars ($                    ), together with (i) interest on the unpaid principal balance existing from time to time at a rate equal to one percent (1%) less than the prime rate as published daily by The Wall Street Journal (“Prime Rate”), beginning as of the Closing through the Maturity Date; and (ii) interest after the Maturity Date at a rate equal to five percent (5%) more than the Prime Rate until paid in full.
     Interest shall be paid on actual daily balances of outstanding principal for the exact number of days principal remains outstanding from and after the Closing, and shall be computed on the basis of a three hundred sixty-five (365) day year.
     The entire unpaid principal balance of this Note shall be due and payable on the Maturity Date. The principal balance of this Note may be prepaid, in whole or in part, at any time without notice, premium or penalty.
     Upon the occurrence of any Default and at any time thereafter prior to the Default being cured, the entire balance of this Note, irrespective of the Maturity Date, together with attorneys’ fees and other costs and expenses incurred in collecting and enforcing payment or performance hereof, and with interest from the date of Default on the unpaid principal balance hereof at the rate specified above, shall, at the election of the Holder, and without relief from valuation and appraisement laws, become immediately due and payable.
     The occurrence of any of the following events shall be considered an event of “Default” under this Note:
     (a) Maker shall fail to pay any installment of principal and/or interest under this Note (or any extension, renewal, amendment, restatement or replacement of this Note) when due; or
     (b) Maker shall (i) institute or consent to any proceedings in insolvency, bankruptcy,

moratorium or other similar laws affecting the enforcement of creditor’s rights generally, or for the adjustment, liquidation, extension or composition or arrangement of debts or for any other relief under any bankruptcy or insolvency law or laws relating to the relief or reorganization of debtors, (ii) become the subject of an order for relief under the United States Bankruptcy Code or in any manner is adjudged insolvent, or (iii) make an assignment for the benefit of creditors or admit in writing an inability to pay debts as they become due.
     All notices and other communications in connection with this Note shall be sent in writing to Holder or to the Maker, as the case may be, at their respective addresses set forth in the Agreement to which this Note is attached as an Exhibit.
     Maker irrevocably waives diligence in collection and prosecution, demand, presentment for payment, notice of dishonor, protest, notice of protest, dishonor, and notice of nonpayment of this Note and expressly agrees that this Note and any payment coming due hereunder may be extended or otherwise modified from time to time without in any way affecting liability hereunder.
     If any provision of this Note is prohibited by or invalid under applicable law, that provision will be ineffective to the extent of the prohibition or invalidity, without invalidating the rest of that provision or the remaining provisions of this Note. This Note shall bind the Maker and the Maker’s successors, legal representatives and assigns. No provision of this Note may be waived, amended, released or otherwise changed, except by a writing signed by the party against which enforcement is sought.
     The trustee executing this Note has full power and authority to enter into this Note and to assume and perform all of its obligations hereunder. The execution and delivery of this Note and the performance by Maker of its obligations hereunder have been duly authorized by Maker and no further action or approval is required in order to constitute this Note as a binding and enforceable obligation of Maker; and the execution and delivery of this Note and the consummation of the transaction contemplated hereunder on the part of Maker do not and will not violate any provisions of Maker’s partnership agreement or other agreement of Maker.
     This Note shall be construed according to and governed by the laws of the State of Indiana.
     IN WITNESS WHEREOF, Maker has executed this Note as of the day and year first hereinabove written.

HERITAGE-CRYSTAL CLEAN, LLC

By

Joseph Chalhoub, President

EXHIBIT 2
UNIT REDEMPTION AGREEMENT-OIL DIVISION
[Joseph Chalhoub, as Trustee of the Heritage-Crystal Clean
Key Employee Membership Interest Trust Agreement
dated February 1, 2002, as amended (“Trust”)]
(                                        , beneficial interest holder)
     This UNIT REDEMPTION AGREEMENT (“Agreement”), made this ___ day of                     , 200___ (“Effective Date”), by and among Joseph Chalhoub, as Trustee (“Member”) of the Heritage-Crystal Clean Key Employee Membership Interest Trust Agreement dated February 1, 2002, as amended (“Trust”), c/o Heritage-Crystal Clean, L.L.C., 2175 Point Boulevard, Suite 375, Elgin, Illinois 60123,                     ,                     , as beneficial interest holder under the Trust (“BIH”), and Heritage-Crystal Clean, LLC, an Indiana limited liability company (“Company”);
WITNESSETH THAT:
     WHEREAS, all members of the Company are parties to the Company’s Restated Operating Agreement dated October 26, 2004, as amended (collectively, “Operating Agreement”); and
     WHEREAS, Member owns certain Common Units in the Company (“Units”) for which the Company has received Ten Dollars ($10.00) per Unit; and
     WHEREAS, BIH has entered into an Employment Agreement with the Company dated                     , 200___(“Employment Agreement”); and
     WHEREAS, pursuant to Section 7 of the Company’s Preorganization Agreement dated August 10, 1999, as amended, Member is entitled to identify certain key personnel of the Company to receive the Units subject to the terms of said Section 7; and
     WHEREAS, the parties hereto have agreed that Member shall own                      (___) Common Units for the benefit of BIH (“Employee Units”); and
     WHEREAS, the parties hereto agree that the attached Exhibit A describes the general plan to be observed for the development of the Vacuum and Oil Division and also describes the arrangement to be used to compute periodic Sales, General & Administrative charges to be booked in the accounts of the Company’s Vacuum and Oil Division (the “Division”); and
     WHEREAS, Member, BIH and the Company desire to enter into certain agreements relative to the repurchase of the Employee Units upon the termination of BIH’s employment with the Company for any reason.
     NOW, THEREFORE, in consideration of the mutual promises set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by both parties, the parties hereby agree as follows:
SECTION 1
Forfeiture of Units
     All or a portion of the beneficial interests in the Units are subject to forfeiture based on the financial performance of the Company’s Vacuum and Oil Division (the “Division”).
     For purposes of this Section 1, the following terms have the meaning set forth below:
     (a) “Performance Period Commencement Date” shall mean January 1, 2007.
     (b) “Performance Target Date” shall mean December 31, 2012.
     (c) “Performance Period” shall mean the period commencing on the Performance Period Commencement Date and ending on the Performance Target Date.
     (d) “EBITDA” shall mean the Company’s average earnings for the last fiscal year of the Company solely from the Division, before taking into account interest, income taxes, depreciation or amortization expenses reflected on an income statement for the Division for said period.
     (e) “Estimated Enterprise Value” shall mean EBITDA as of the Performance Target Date multiplied by five (5), less one hundred percent (100%) of Debt.
     (f) “Debt” shall mean any debt of the Division as reflected on a balance sheet for the Division as of the Performance Target Date, which shall include, in the Company’s sole discretion, the amount in any fiscal quarter (i) when Division Cash Generation from Operations is positive, that the Division’s Cash Use for Balance Sheet Items exceeds the Division’s Cash Generation from Operations, and (ii) when Division Cash Generation from Operations is negative, equal to said negative Division Cash Generation from Operations plus the Division’s Cash Use for Balance Sheet Items; and for purposes of this Section, the Division’s “Cash Generation from Operations” shall mean the Division’s after-tax income (including deductions for assessed capital charges), adjusted to add back the charges for depreciation and amortization, and the Division’s “Cash Use for Balance Sheet Items” shall mean the Division’s increase in accounts receivable and other working capital, investment in fixed assets, acquisitions, goodwill and all other balance sheet investments.
     (g) “Initial Value” shall mean the Estimated Enterprise Value of the Division of the Company at the Performance Period Commencement Date, which the parties hereto agree is Three Million Five Hundred Forty-One Thousand Five Hundred Dollars ($3,541,500.00).
     In the event, upon the Performance Target Date, the Estimated Enterprise Value has increased during the Performance Period from the Initial Value by a minimum of Twenty Five

Million Dollars ($25,000,000.00) (“Value Increase Target”), no portion of the beneficial interest in the Units will be forfeited. In the event, upon the Performance Target Date, the Estimated Enterprise Value has increased during the Performance Period from the Initial Value by less than the Value Increase Target, the portion of the beneficial interest in the Units for which the beneficial interest thereof shall not be forfeited, will be determined by multiplying one hundred percent (1000%) by a fraction, the numerator of which is the Estimated Enterprise Value as of the Performance Target Date less the Initial Value, and the denominator of which is the Value Increase Target, with the balance of Units for which there is a beneficial interest hereunder to be forfeited, provided that no fraction of one Unit for which there is a beneficial interest hereunder may be forfeited hereunder. In the event of a Triggering Event pursuant to Section 2.2(a), (b) or (d) hereof, prior to the Performance Target Date, the Estimated Enterprise Value will be computed as of the most recently completed full fiscal year. In the event of a Triggering Event pursuant to Section 2.2(c) hereof, prior to the Performance Target Date, all of the beneficial interest in the Units will be forfeited.
SECTION 2
Redemption of Units
     2.1 Redemption; Redemption Price; and Closing. Upon the occurrence of a “Triggering Event” as defined in Section 2.2 below, Member agrees to sell, transfer and convey to the Company, and the Company agrees to purchase and redeem from Member at closing (“Closing”) as provided for in Section 3 below, the fully vested Employee Units for a purchase price (“Redemption Price”) equal to the product of (i) the Unit Price determined in the manner provided in Exhibit B attached as applicable to the first Triggering Event to occur times (ii) the number of fully vested Employee Units owned by Member, and upon receipt thereof, Member agrees to pay the Redemption Price to BIH.
     2.2 Triggering Events. The following occurrences are “Triggering Events” for purposes of this Agreement having differing consequences on the Redemption Price depending upon when occurring, all as provided in Exhibit B:
     (a) Death. The death of BIH;
     (b) Disability. The disability of BIH as hereinafter defined;
     (c) Termination With Class I or Class II Cause/Resignation Without Good Reason. The termination of BIH’s employment with the Company with Class I or Class II cause or the resignation of BIH from employment with the Company without good reason, as hereinafter defined; and
     (d) Termination Without Class I or Class II Cause/Resignation with Good Reason. The termination of BIH’s employment with the Company without Class I or Class II cause or the resignation of BIH from employment with the Company with good reason, as hereinafter defined.

     Solely for purposes of Exhibit B hereto, and in no way negating or amending Company’s rights to terminate BIH or any other rights Company may have under the Employment Agreement, the following definitions shall apply:
     “Disability” shall mean the following: if a licensed physician reasonably selected by the Company certifies in writing that BIH is physically or mentally incapable of performing his or her duties of employment with the Company and such condition continues for a continuous six (6) month period.
     “Termination by Company with Class I Cause” shall mean termination for the continued willful or grossly negligent failure by BIH to substantially perform the duties of employment under the Employment Agreement (other than failure resulting from BIH’s incapacity due to physical or mental illness). Notwithstanding the foregoing, BIH shall not be deemed to have been terminated with Class I cause without (1) delivery to BIH of thirty (30) days’ advance written notice of termination for cause setting forth with particularity the reasons for the Company’s intention to terminate for cause, and (2) the opportunity for BIH to cure said asserted cause within thirty (30) days of receipt of notice of termination.
     “Termination by Company with Class II Cause” shall mean termination for the following: (i) the breach by BIH of the provisions of the Employment Agreement; (ii) the commission by BIH of any act of fraud, embezzlement or dishonesty with the Company’s assets; (iii) the failure of BIH to adhere to the Company’s published policy regarding drug and substance abuse; or (iv) the conviction of BIH of a felony offense involving moral turpitude, controlled substances, securities laws violation, antitrust laws, tax or financial reporting or physical violence.
“Class I and Class II Cause” shall not mean (1) bad judgment or negligence other than habitual neglect of duty; (2) any act or omission believed by BIH in good faith to have been in, or not opposed to, the interest of the Company (without intent to personally gain, directly or indirectly, a profit or advantage to which BIH was not legally entitled); (3) any act or omission with respect to which a determination could properly have been made by the Company that BIH met the applicable standard of conduct for indemnification or reimbursement under the Company’s Operating Agreement or applicable law in effect at the time of the act or omission; or (4) any act or omission with respect to which notice of termination of employment of BIH is given more than twelve (12) months after the earliest date a Director of the Company; not a party to the act or omission, knew of the act or omission.
     “Voluntary Resignation by BIH for Good Reason” shall mean resignation for the following: (i) the failure by the Company to cure a breach of the Employment Agreement, provided BIH shall not be deemed to have voluntarily resigned with good reason without (a) delivery to the Company of thirty (30) days’ advance written notice of termination with good reason setting forth with particularity the reasons for BIH’s intention to terminate with good reason, and (b) the opportunity for the Company to cure any breach within thirty (30) days of receipt of notice of termination, or (ii) where BIH determines in good faith that his or her status or responsibilities with the Company has or have diminished by action of the employee of Company to which he or she reports, and further provided that it shall not mean a resignation after or during which BIH has engaged in conduct described as a Class II cause hereinabove..
     2.3 Manner of Payment. The Redemption Price shall be payable at:
     (a) Death. The Redemption Price payable following the Death of BIH shall be payable in cash at the Closing by the Company to the Member who will then pay BIH.
     (b) Other Triggering Events. The Redemption Price payable at Closing shall be paid by Company to Member by delivery of a Single Payment Promissory Note in an amount equal to the Redemption Price in the form attached as Exhibit C (“Note”). The Note shall have a maturity date (“Maturity Date”) of the second anniversary of the Closing Date and shall bear interest from the Closing Date to the Maturity Date at a rate equal to one (1) percentage point less than the Prime Rate as published by The Wall Street Journal from time to time during that period and at a rate five percent (5%) more than the Prime Rate after the Maturity Date until paid in full. BIH shall receive payment from Member upon Member’s receipt of payment from Company pursuant to the Note.
SECTION 3
Representations and Warranties
     3.1 Member’s Representations and Warranties. As a material inducement to the Company and BIH to enter into this Agreement on the Effective Date, Member represents and warrants to the Company and BIH as follows:
     (a) Title to Employee Units. Except for restrictions in the Operating Agreement and BIH’s interest in the Employee Units under the Trust, Member has good and marketable title to the Employee Units, free and clear of any and all liens, security interests, restrictions, encumbrances, equities, options, claims, adverse claims, pledges and other limitations on the ownership or voting of, or ability to sell, transfer and convey, the Employee Units.
     (b) Member’s Authority and No Conflicts. Member has the capacity, right, power and authority to enter into, execute and deliver this Agreement, to consummate the transactions contemplated hereby and to comply with and fulfill the terms and conditions of this Agreement. This Agreement constitutes a valid and binding obligation of Member, enforceable against Member in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditor’s rights generally. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will violate, conflict with or result in a breach of any of the terms, conditions and provisions of, or constitute (with or without the giving of notice or lapse of time, or both) a default under any agreement, instrument, mortgage, judgment, order, decree or other restriction to which Member is a party or by which any of Member’s property is bound.

     (c) Advice and Counsel. Member acknowledges that it has obtained the advice of counsel, certified public accountants and/or other advisers in connection with this Agreement, and no representations or warranties, oral or otherwise, except as provided in this Agreement have been made to Member or to any such attorney, accountant or other adviser as to the financial condition or prospects of the Company or the value of the Employee Units on which Member has relied; rather, Member has relied entirely upon its own independent investigation.
     (d) Consents. To Member’s knowledge, no consent (not obtained), approval, order or authorization of, or registration, declaration or filing with, any federal, state or local governmental or regulatory agency or authority is required to be made or obtained by Member in order to execute this Agreement or to consummate the transaction contemplated hereby.
     3.2 BIH’s Representations and Warranties. As a material inducement to the Member and the Company to enter into this Agreement on the Effective Date, BIH represents and warrants to the Member and the Company as follows:
     (a) Employee Units. BIH’s sole interest in the Employee Units, beneficial or otherwise, is as a beneficiary under the Trust.
     (b) BIH’s Authority and No Conflicts. BIH has the capacity, right, power and authority to enter into, execute and deliver this Agreement, to consummate the transactions contemplated hereby and to comply with and fulfill the terms and conditions of this Agreement. This Agreement constitutes a valid and binding obligation of BIH, enforceable against BIH in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditor’s rights generally. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will violate, conflict with or result in a breach of any of the terms, conditions and provisions of, or constitute (with or without the giving of notice or lapse of time, or both) a default under any agreement, instrument, mortgage, judgment, order, decree or other restriction to which BIH is a party or by which any of BIH’s property is bound.
     (c) Advice and Counsel. BIH acknowledges that he/she has obtained the advice of counsel, certified public accountants and/or other advisers in connection with this Agreement, and no representations or warranties, oral or otherwise, except as provided in this Agreement have been made to BIH or to any such attorney, accountant or other adviser as to the financial condition or prospects of the Company or the value of the Employee Units on which BIH has relied; rather, BIH has relied entirely upon his/her own independent investigation.
     (d) Consents. To BIH’s knowledge, no consent (not obtained), approval, order or authorization of, or registration, declaration or filing with, any federal, state or local governmental or regulatory agency or authority is required to be made or obtained by

BIH in order to execute this Agreement or to consummate the transaction contemplated hereby.
     3.3 Company’s Representations and Warranties. As a material inducement to Member and BIH to enter into this Agreement, the Company represents and warrants to Member and BIH as follows:
     (a) Organization and Power. The Company is a limited liability company duly organized and validly existing under the laws of the State of Indiana, with all requisite company power and authority to enter into and perform its obligations under this Agreement.
     (b) Company’s Authority and No Conflicts. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action of the Company. This Agreement constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms. Neither the execution of this Agreement nor the consummation of the transactions contemplated hereby will violate, conflict with or result in a breach of any of the terms, conditions or provisions of or constitute with or without giving of notice or lapse of time, or both, a default under any agreement, instrument, mortgage, judgment, order, decree or other restriction to which the Company is a party or by which any of its property is bound.
     c) Consents. No consent (not obtained), approval, order or authorization of, or registration, declaration or filing with, any federal, state or local governmental or regulatory agency or authority is required to be made or obtained by the Company in order to execute this Agreement or to consummate the transaction contemplated hereby.
SECTION 4
Closing
     4.1 Closing. The closing shall occur within thirty (30) days following the occurrence of a Triggering Event and the determination of the Redemption Price.
     4.2 Deliveries by Member. At the Closing, Member and BIH shall deliver to the Company an assignment of the Employee Units duly endorsed and other documents or instruments sufficient to transfer all rights of Member and BIH in the Employee Units to the Company.
     4.3 Deliveries by the Company and Member. At the Closing, the Company shall deliver to Member the Redemption Price in cash or the Note representing the Redemption Price, as the case may be. The Member shall deliver to BIH the Redemption Price in cash as received from the Company.

SECTION 5
Termination
     5.1 Termination by Consent. Member, BIH and Company may agree to terminate this Agreement by their mutual written consent.
     5.2 Public Offering. At the sole discretion of the Company, this Agreement shall terminate on the date when any Registration Statement on Form S-1, S-2 or S-3 or successor forms (“Registration Statement”) covering Common Units of the Company (or the common equity interests in any business organization into which the Common Units are converted upon a transfer of the Company’s business assets or reorganization) is declared effective by the United State Securities and Exchange Commission (“SEC Effective Date”), it being the intent of the parties, but subject to the sole discretion of the Company, to eliminate any redemption requirements relative to the Employee Units if and when the Company completes an “initial public offering” of a common equity interest (“IPO”). Any redemption pending but not Closed on the SEC Effective Date may be canceled by the Company in the exercise of its sole discretion. In the event of an IPO, any equity interest issued to BIH shall be subject to (i) forfeiture provisions as described in Section 1 hereof, and (ii) a Pledge Agreement and related Escrow Agreement to be executed by BIH to secure the possibility of forfeiture of any of said equity interest, said Agreements in form prepared and approved by the Company.
SECTION 6
Provisions of General Application
     6.1 Notices. All notices, requests, demands and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is given, or on the third (3rd) day after mailing to the party to whom notice is to be given by reputable courier service and properly addressed to the intended recipient at the address herein set forth or to such other address(es) as any party shall have specified by notice in writing to the other party.
     6.2 Further Assurances. The parties agree that, following the Closing, they will from time to time, upon request of any other party hereto and without further consideration, execute, acknowledge and deliver in proper form any further instruments and take such other action as such other party may reasonably require in order to effectively carry out the intents and purposes of this Agreement.
     6.3 Governing Law; Consent to Jurisdiction; Severability. This Agreement, and all transactions contemplated hereby, shall be governed, construed and enforced in all respects in accordance with the laws of the State of Indiana. The parties hereto agree that all disputes under or with respect to this Agreement or the transaction contemplated hereby shall be resolved by litigation in Marion County Circuit or Superior Court or the United States District Court for the Southern District of Indiana, and each of the parties irrevocably submits to the jurisdiction of such forums and irrevocably waives any objection the party may have based upon improper venue, forum non conveniens or similar doctrines or rules.

     6.4 Successors and Assignees. Whenever used, the words “Member”, “BIH” and “Company” shall be deemed to include the respective successors and assigns of such parties. All of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of each party and their respective heirs, personal representatives, successors and assigns; provided, however, that the benefits and obligations of any party hereto, except for the Company, may not be assigned without the other parties’ prior written consent.
     6.5 Expenses. Each of the parties shall pay its own expenses incurred in connection with the transactions provided for in this Agreement.
     6.6 Attorneys’ Fees. Should any action be brought to enforce the terms of this Agreement, the prevailing party in any such action shall be entitled to recover reasonable attorneys’ fees incurred in the action in addition to any remedies otherwise available.
     6.7 Modifications. This Agreement may not be changed, amended or modified orally. This Agreement may be changed, amended or modified only by a written instrument executed by the parties hereto.
     6.8 Non-Waiver. Neither the waiver of any breach nor the failure to enforce any term or condition of, this Agreement shall operate as a waiver or release of any such term or condition, nor constitute nor be deemed a waiver or release of any other rights, in law or at equity, or claims which any party may have against any other party for any matter arising out of, connected with or based upon this Agreement. No waiver shall be enforceable against any party hereto unless set forth in a written instrument or agreement signed by such party.
     6.9 Captions. The captions of this Agreement are for convenience only and shall not be deemed to affect the meaning or interpretation of any provision of this Agreement.
     6.10 Entire Agreement. This Agreement, together with the Operating Agreement for the Company (as amended), and the Employment Agreement (collectively, the “Other Agreements”) contains the entire understanding as to the subject matter hereof. There are no representations, promises, warranties, covenants or undertakings relating hereto other than those expressly set forth or provided for in the Closing documents and the Other Agreements. Except for the Other Agreements, this Agreement supersedes all prior agreements and understandings of the parties hereto with respect to the transactions contemplated hereby.
     6.11 Survival. The representations, warranties and covenants of the parties contained in this Agreement shall survive the Closing.
     6.12 Trustee Exculpatory Clause. Except for its obligations under the Company’s Operating Agreement, Member shall not incur any personal liability or be subjected to any claim, judgment or decree for anything it or its agents or attorneys may do or omit to do in or about the Employee Units or under the provisions of this Agreement or said Trust Agreement referenced herein, or any amendment thereof, any and all such liability being hereby expressly waived and released by the BIH.
     6.13 BIH Indemnity. BIH hereby agrees to defend, indemnify and hold harmless the Member, the Trust and the Company from any liability, claim or expense, including without limitation, attorneys’ and other consultants’ fees resulting from or in any way related to the valuation of a beneficial interest in the Units, the Units themselves or any equity interest referenced in Section 5.2 hereof, said indemnity to survive any termination of this Agreement.
     6.14 Unfunded Arrangement. BIH and any other person or persons having or claiming a right to payments hereunder or to any interest in this Agreement shall rely solely on the unsecured promise of the Company set forth herein, and nothing in this Agreement shall be construed to give BIH or any other person or persons any right, title, interest or claim in or to any specific asset, fund, reserve, account or property of any kind whatsoever owned by the Company or in which it may have any right, title or interest now or in the future, but BIH shall have the right to enforce its claim against the Company in the same manner as any unsecured creditor.
     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above.

MEMBER

Joseph Chalhoub, as Trustee of the Heritage-Crystal Clean Key Employee Membership Interest Trust Agreement dated February 1, 2002, as amended (“Trust”)

BENEFICIAL INTEREST HOLDER

Name/Print:

Title:

COMPANY
HERITAGE-CRYSTAL CLEAN, LLC

By:

Joseph Chalhoub, President

EXHIBIT A TO UNIT REDEMPTION AGREEMENT — VACUUM AND OIL DIVISION
General Financial Plan for Vacuum and Oil Division
And
Sales, General & Administrative Cost Allocation Method

EXHIBIT B TO UNIT REDEMPTION AGREEMENT-OIL DIVISION
Employee Unit Redemption Price Upon Certain Triggering Events

Date of
Triggering Event	Occurrence	Redemption Price
Death	Any time	5 times EBITDA Formula Per Unit

Disability, Resignation for Good Reason/Termination by Company without Class I or Class II Cause	Any time	5 times EBITDA Formula Per Unit

Resignation other than for good reason (without Class II Cause) or Termination by Company with Class I Cause	Any time	3 times EBITDA Formula Per Unit

Resignation other than for good reason (with Class II Cause) or Termination by Company with Class II Cause	Any time	Up to 3 times EBITDA Formula Per Unit, subject to the sole discretion of the president of the Company
“EBITDA Formula” refers to the average annual earnings before interest, taxes, depreciation and amortization reflected on the income statement of the Company for the last 2 full fiscal years of the Company occurring before the Triggering Event multiplied by the indicated multiple minus (i) any debt on the Company’s balance sheet on the last day of the second year used to make the calculation, and (ii) any outstanding Cumulative Preferred Return and unrecovered Capital Contribution for Preferred Units on that same date.

EXHIBIT C TO UNIT REDEMPTION AGREEMENT-OIL DIVISION
PROMISSORY NOTE
Maturity Date:      [2nd Anniversary of Closing]
Indianapolis, Indiana
$
     FOR VALUE RECEIVED, on or before the second (2nd) anniversary date of the Closing, as defined in a Unit Redemption Agreement between Joseph Chalhoub, as Trustee of the Heritage Key Employee Membership Interest Trust Agreement, and Heritage-Crystal Clean, LLC, dated February 1, 2002, as amended (the “Maturity Date”), Heritage-Crystal Clean, LLC, an Indiana limited liability company having its principal place of business at 5400 West 86th Street, Indianapolis, Indiana 46268 (the “Maker”), hereby promises to pay to the order of Joseph Chalhoub, as Trustee of the Heritage Key Employee Membership Interest Trust Agreement (“Holder”), or its assigns, at 2250 Point Boulevard, Suite 250, Elgin, Illinois 60123, or at such other place as the Holder hereof may designate in writing, in lawful money of the United States of America, the principal sum of                                          Dollars ($                    ), together with (i) interest on the unpaid principal balance existing from time to time at a rate equal to one percent (1%) less than the prime rate as published daily by The Wall Street Journal (“Prime Rate”), beginning as of the Closing through the Maturity Date; and (ii) interest after the Maturity Date at a rate equal to five percent (5%) more than the Prime Rate until paid in full.
     Interest shall be paid on actual daily balances of outstanding principal for the exact number of days principal remains outstanding from and after the Closing, and shall be computed on the basis of a three hundred sixty-five (365) day year.
     The entire unpaid principal balance of this Note shall be due and payable on the Maturity Date. The principal balance of this Note may be prepaid, in whole or in part, at any time without notice, premium or penalty.
     Upon the occurrence of any Default and at any time thereafter prior to the Default being cured, the entire balance of this Note, irrespective of the Maturity Date, together with attorneys’ fees and other costs and expenses incurred in collecting and enforcing payment or performance hereof, and with interest from the date of Default on the unpaid principal balance hereof at the rate specified above, shall, at the election of the Holder, and without relief from valuation and appraisement laws, become immediately due and payable.
     The occurrence of any of the following events shall be considered an event of “Default” under this Note:
     (a) Maker shall fail to pay any installment of principal and/or interest under this Note (or any extension, renewal, amendment, restatement or replacement of this Note) when due; or
     (b) Maker shall (i) institute or consent to any proceedings in insolvency,

bankruptcy, moratorium or other similar laws affecting the enforcement of creditor’s rights generally, or for the adjustment, liquidation, extension or composition or arrangement of debts or for any other relief under any bankruptcy or insolvency law or laws relating to the relief or reorganization of debtors, (ii) become the subject of an order for relief under the United States Bankruptcy Code or in any manner is adjudged insolvent, or (iii) make an assignment for the benefit of creditors or admit in writing an inability to pay debts as they become due.
     All notices and other communications in connection with this Note shall be sent in writing to Holder or to the Maker, as the case may be, at their respective addresses set forth in the Agreement to which this Note is attached as an Exhibit.
     Maker irrevocably waives diligence in collection and prosecution, demand, presentment for payment, notice of dishonor, protest, notice of protest, dishonor, and notice of nonpayment of this Note and expressly agrees that this Note and any payment coming due hereunder may be extended or otherwise modified from time to time without in any way affecting liability hereunder.
     If any provision of this Note is prohibited by or invalid under applicable law, that provision will be ineffective to the extent of the prohibition or invalidity, without invalidating the rest of that provision or the remaining provisions of this Note. This Note shall bind the Maker and the Maker’s successors, legal representatives and assigns. No provision of this Note may be waived, amended, released or otherwise changed, except by a writing signed by the party against which enforcement is sought.
     The trustee executing this Note has full power and authority to enter into this Note and to assume and perform all of its obligations hereunder. The execution and delivery of this Note and the performance by Maker of its obligations hereunder have been duly authorized by Maker and no further action or approval is required in order to constitute this Note as a binding and enforceable obligation of Maker; and the execution and delivery of this Note and the consummation of the transaction contemplated hereunder on the part of Maker do not and will not violate any provisions of Maker’s partnership agreement or other agreement of Maker.
     This Note shall be construed according to and governed by the laws of the State of Indiana.
     IN WITNESS WHEREOF, Maker has executed this Note as of the day and year first hereinabove written.

HERITAGE-CRYSTAL CLEAN, LLC

By

Joseph Chalhoub, President

AMENDED SCHEDULE A
Unit Redemption Interests subject to Unit Redemption Agreements-General.

Beneficial Unit Holders	Unit Beneficial Interest
John Lucks	50 Units
Thomas Hillstrom	30 Units
Glenn Jones	25 Units
Catherine McCord	25 Units
Ellie Chaves	25 Units
Greg Bogner	15 Units
Craig Rose	15 Units
JoAnne Rudsinski	10 Units
Ed Guglielmi	10 Units
Jeff Roche	10 Units
Marc KroIl	10 Units
Steve Johnson	10 Units
Jackie Mitchell	10 Units
Paul Reddington	10 Units
Billy Hurin	10 Units
Nick Kalanges	10 Units
Mike McGinn	10 Units
Tom Sands	10 Units
Ray Hanna	5 Units
Larry Fry	5 Units
Anita Pendry	5 Units
Ashok Lele	5 Units
Margo Block	5 Units

Total 320 Units
Unit Redemption Interests subject to Unit Redemption Agreements-Vacuum and Oil Division.

Beneficial Unit Holders	Unit Beneficial Interest
Gary Farrar	100 Units
Rich Gordon	10 Units
Joe Kriczky	10 Units

Total 120 Units